UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario	000-55991	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15315 W. Magnolia Blvd., Suite 120
 Sherman Oaks, California, United States 91403
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 979-1897

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On February 14, 2022, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ANNOUNCES PEAK VALUE IP, LLC VALUATION OF COMPANY'S
INTELLECTUAL PROPERTY (IP)

SHERMAN OAKS, CA / February 14, 2022 / Petroteq Energy, Inc. ("Petroteq" or the "Company") (TSXV:PQE) (OTC PINK:PQEFF) (FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil extraction and remediation technologies, is pleased to announce that the Company has retained Peak Value IP, LLC ("Peak Value") to provide a third party valuation of Petroteq's Clean Oil Recovery Technology (CORT), the proprietary intellectual property (IP) behind oil sands extraction process.

Petroteq's Technology is considered a "clean technology" and is an environmentally safe and sustainable technology. While the Technology is applicable to both "water-wet" (Canada) and "hydrocarbon wet" (Utah) oils sands sediments, deposits and materials, the technology does not utilize water in its processing operations and thus there is no requirement to build and manage large tailings ponds and wastewater treatment and disposal systems and facilities. The proprietary solvents utilized in the operations of the technology are generally fully recovered and recycled, thus substantially mitigating environmental impact.

Through application of the CORT, the Company (acting through its operating subsidiaries in Utah) is able to produce a relatively sweet heavy crude oil from the Asphalt Ridge oil sands deposits without generating wastewater that would potentially harm the environment, in addition, during the course of its crude extraction and production operations, leaves a clean residual sand that can be returned to the environment or marketed as an industrial sand.

The current assets consist of Petroteq's active patents, patent applications, and associated trade secrets and know how, related to the extraction of crude oil from oil sands. The Peak Value valuation conclusions in this report are based on accepted practices using fair market value (FMV) and investment value (IV) standards, while utilizing widely recognized and internationally accepted methods valuing business enterprise, such as Cash, Market and Income Approaches. Peak Value utilized data provided by Petroteq, along with public information and industry knowledge of intellectual property licensing. In addition, Peak Value reviewed the historical costs as well as expected future revenue as it relates to the assets. This effort involved a team of financial advisory experts who have a broad experience valuing asset of this nature.

Peak Value IP's valuation study of Petroteq's CORT indicated a fair market value (FMV) ranging from $229 Million to $326 Million. The analysis of investment value (IV) ranging from $598 Million to $850 Million. The analysis has also considered a proposed production facility to be operated in Utah that will produce 5,000 barrels of oil per day. The valuation also encompasses the value of the separated sand as salable to third-parties, providing additional value to the IP beyond the market of oil. The deployment of the IP into multiple oil sand fields is a critical milestone in achieving Petroteq's goals for IP adoption.

Petroteq's CTO and interim CEO, Dr. Vladimir Podlipsky, has commented, "The Peak Value IP report re-affirms to our shareholders the substantial value of the company's underlying assets and intellectual property rights. Our commercial opportunity is supported by volumes of data and should provide a commercial viability to financial parties to advance."

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation, and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. The Petroteq process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.petroteq.energy.

Forward Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: the expectation that the cost of production of one bb of oil based on the Company's proposed 5,000 bpd plant would be less than $25; the plan to proceed with construction of a 5,000 bpd plant; the plan to seek agreements with parties with interests in oil sands around the globe; the expectation that the Company will be successful in expanding its bitumen resources on its leased acreage near Vernal, Utah; the plan to outsource the operations to other entities; the Company's aim to expand production capacity; the plan to expand efforts to license the Company's technology worldwide; and closing of the debt conversion transaction noted herein. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation, receipt of director and Exchange approval for the debt conversion transaction. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange or the directors of the Company to provide necessary approvals for the debt conversion transaction and all closing conditions being satisfied or waived; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital (which would be required for the Company to build a larger plant, including one that could produce up to 5,000 bpd; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Unless otherwise specified, all dollar amounts in this press release are expressed in U.S. dollars.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission (the "SEC") prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than "reserves," as that term is defined by the SEC. In this news release, Petroteq includes estimates of bitumen reserves prepared in accordance with definitions, standards, and procedures contained in the COGE Handbook and NI 51-101, that may not meet the SEC's definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Petroteq from including in filings with the SEC. U.S. investors are urged to consider closely the disclosures in the Company's periodic filings with the SEC.

CONTACT INFORMATION

Petroteq Energy Inc.

Vladimir Podlipskiy

Interim Chief Executive Officer

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: February 14, 2022	By: /s/ Vladimir Podlipskiy Vladimir Podlipskiy Interim Chief Executive Officer